UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2023

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 24, 2023, MDU Resources Group, Inc. (“MDU Resources” or the “Company”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Keith A. Meister and Corvex Management LP (Mr. Meister and Corvex Management LP, together with their respective affiliates, the “Corvex Group”).

Pursuant to the Cooperation Agreement, the Company agreed, among other things, to appoint Corvex Partner James H. Gemmel to the MDU Resources board of directors (the “Board”), subject to the approval of the Federal Energy Regulatory Commission under the Federal Power Act (the “FERC Approval”). The Cooperation Agreement also provides that, prior to the receipt of the FERC Approval, Mr. Gemmel will be appointed as a non-voting observer (a “Board Observer”) of the Board, effective immediately following the execution of the Cooperation Agreement on January 24, 2023.

Under the terms of the Cooperation Agreement, if the FERC Approval is obtained on or before the date (the “2023 Proxy Deadline”) that is fifteen (15) business days prior to the date on which MDU Resources expects to mail its proxy statement relating to the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), then (i) immediately following the date of the FERC Approval, the size of the Board will be increased by one (1) director and Mr. Gemmel will be appointed to the Board for a term expiring at the 2023 Annual Meeting and (ii) MDU Resources will nominate Mr. Gemmel for re-election at the 2023 Annual Meeting for a term expiring at the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). If the FERC Approval is obtained after the 2023 Proxy Deadline, then, immediately after the later of the date the FERC Approval is received and the completion of the 2023 Annual Meeting, the size of the Board will be increased by one (1) director and Mr. Gemmel will be appointed to the Board for a term expiring at the 2024 Annual Meeting. Upon Mr. Gemmel’s appointment to the Board, Mr. Gemmel will cease to be a Board Observer.

Pursuant to the Cooperation Agreement, the Corvex Group has agreed to abide by certain customary standstill restrictions, voting commitments, and other provisions. In addition, the Cooperation Agreement provides for customary director replacement procedures in the event Mr. Gemmel ceases to serve as a director or Board Observer under certain circumstances as specified in the Cooperation Agreement. Furthermore, in connection with Mr. Gemmel’s appointment, Corvex Management LP and Mr. Meister also entered into a customary confidentiality agreement with respect to the Company’s information (the “Confidentiality Agreement”).

The Cooperation Agreement also provides that Mr. Gemmel (or his replacement pursuant to the Cooperation Agreement) will resign from the Board effective upon the earliest of the following (each a “Resignation Event”): (i) the second business day following such time as the Corvex Group ceases to hold a “net long position” (as defined in the Cooperation Agreement) of at least 8,100,000 shares of the Company’s common stock, par value $1.00 per share; (ii) the later of each of (A) the closing of the Company’s previously announced distribution of the equity of Knife River Corporation to the Company’s stockholders and/or the closing of the sale, distribution or other disposal (in one or a series of transactions) of any such shares not so distributed, in each case, such that the Company and any subsidiary thereof, no longer holds, directly or indirectly, any equity interest or any other securities in Knife River Corporation, and

(B) the closing of the sale, distribution or other complete disposition of one-hundred percent (100%) of MDU Construction Services Group, Inc. or its business (in one or a series of transactions), such that the Company and any subsidiary thereof, no longer holds any interest in the business of MDU Construction Services Group, Inc.; (iii) the date of the 2024 Annual Meeting, unless the Board has determined to nominate Mr. Gemmel (or his replacement pursuant to the Cooperation Agreement) for election at the 2024 Annual Meeting; and (iv) the material breach by the Corvex Group or Mr. Gemmel (or his replacement pursuant to the Cooperation Agreement) of the Confidentiality Agreement or certain provisions of the Cooperation Agreement.

The Cooperation Agreement will terminate on the earlier of (i) the date that Mr. Gemmel (or his replacement pursuant to the Cooperation Agreement) no longer serves as a Board Observer or a director and (ii) the occurrence of a Resignation Event.

The foregoing summary of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 is incorporated herein by reference.

Pursuant to the Cooperation Agreement, Mr. Gemmel (i) was appointed as a non-voting observer of the Board, effective immediately following the execution of the Cooperation Agreement on January 24, 2023, and (ii) will later be appointed as a director of the Board, subject to the receipt of the FERC Approval, in accordance with the Cooperation Agreement. As compensation for his service on the Board, Mr. Gemmel will receive the Company’s standard compensation for non-employee directors.

Upon Mr. Gemmel’s appointment to the Board as a director, the Company will enter into an indemnification agreement with Mr. Gemmel which will provide, among other things, that the Company will indemnify Mr. Gemmel to the fullest extent permitted by applicable Delaware law and in excess of that expressly permitted by statute, but not to the extent prohibited by law. The terms of the indemnification agreement are described in the Company’s Current Report on Form 8-K, dated August 12, 2010, which was filed with the Securities and Exchange Commission on August 17, 2010 (File No. 1-3480), which description is incorporated herein by reference.

Item 8.01 Other Events.

On January 24, 2023, MDU Resources issued a press release announcing the Company’s entry into the Cooperation Agreement and the matters described in Item 1.01 and Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
10.1	Cooperation Agreement, dated as of January 24, 2023, by and among Keith A. Meister, Corvex Management LP and MDU Resources Group, Inc.
99.1	Press release of MDU Resources Group, Inc., dated January 24, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* * *

Cautionary Note on Forward Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained in this Current Report on Form 8-K, including statements about the receipt of required regulatory approvals for Mr. Gemmel’s appointment as a member of the MDU Resources board of directors are expressed in good faith and are believed by the Company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. For a discussion of important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A-Risk Factors in MDU Resources' most recent Form 10-Q and 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2023

MDU Resources Group, Inc.

By:	/s/ Karl A. Liepitz

Karl A. Liepitz
Vice President, General Counsel
and Secretary

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